Commitments and contingencies:	9 Months Ended
Dec. 31, 2011
Commitments and contingencies:
Commitments and contingencies:
22.	Commitments and contingencies:

The Company has obligations under operating lease arrangements that require the following minimum annual payments during the respective fiscal years:

2012	$4,122
2013	3,508
2014	1,565
2015	714
2016	659

$10,568

For the nine months ended December 31, 2011, the Company incurred operating lease expense of $2,070 (years ended March 31, 2011 – $1,599; March 31, 2010 – $1,459).

As at December 31, 2011, the Company’s wholly owned subsidiary Emer has provided a total amount of guarantees to third parties of $771 (€594), which include guarantees to its customers for the completion of specific supplies.

The Company is a party to a variety of agreements in the ordinary course of business under which it is obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of the Company’s product to customers where the Company provides indemnification against losses arising from matters such as product liabilities. The potential impact on the Company’s financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, the Company has not incurred material costs related to these types of indemnifications.